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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                         Date of Report: August 24, 2006

                Date of earliest event reported: August 16, 2006


                              UNITED MEDICORP, INC.
             (Exact Name of Registrant as Specified in its Charter)

                         Commission File Number 1-10418


                 DELAWARE                                    75-2217002
     (State or other jurisdiction of                      (I.R.S. Employer
      incorporation or organization)                     Identification No.)

           200 N. Cuyler Street
               Pampa, Texas                                     79065
 (Address of principal executive offices)                    (Zip Code)

       Registrant's Telephone Number, Including Area Code: (806) 669-9223

                                      N.A.
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)




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                     UNITED MEDICORP, INC. AND SUBSIDIARIES


Item 1.01  Entry into a Material Definitive Agreement

     Effective August 1, 2006, United Medicorp, Inc ("UMC") and Incipient Healthcare Solutions, Inc. ("IHS") executed an Asset Purchase Agreement (the "Agreement"). Under the Agreement, UMC will acquire all rights under IHS' contracts with its customers, and all of the rights to new customer contracts which are in the IHS sales pipeline. In order to manage the transition of the IHS contracts, the President of IHS will assume the position of Vice President, Business Development of UMC.

     Because IHS had filed for protection under Chapter XI of the U.S. Bankruptcy Code in July 2004, the Agreement is contingent upon Bankruptcy Court approval of its terms. There can be no assurance that the Bankruptcy Court will approve the terms of the Agreement. Final Closing of the transaction will occur following approval of the Agreement by the Bankruptcy Court.


Item 5.02 Appointment of Principal Officers

     Effective August 22, 2006, Ron Corder, formerly President of Incipient Healthcare Solutions, Inc. ("IHS"), has been appointed Vice President of Business Development for UMC. Mr. Corder founded IHS in April, 2001. Prior to that Mr. Corder spent several years in senior management with two national collection companies. Before entering the collection industry, Mr. Corder spent 20 years as Senior Vice President of Credit Operations for both Zale Corporation and Hart Scaffner & Marx. Mr. Corder holds a BA in Marketing from the University of Texas at El Paso. Mr. Corder has been a Director of the Texas Association of Hospital Financial Administrators ("TAHFA") and is the immediate past President of the Texas Bluebonnet Chapter of the American Association of Healthcare Administrative Management ("AAHAM").


Item 8.01 Other Events

     A copy of the press release issued by United Medicorp, Inc. on August 16, 2006, describing its acquisition of contract rights is attached hereto as
Exhibit 99.1 and incorporated herein by reference.


Item 9.01  Financial Statements and Exhibits

     (a) Financial statements of IHS are not included in this report, but will be included within the allowed time.

     (d)  Exhibits

    EXHIBIT
    NUMBER                           DESCRIPTION OF EXHIBIT
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      99.1                    Press Release dated August 16, 2006



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                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              UNITED MEDICORP, INC.
                                  (Registrant)



By:  /s/ Gary D. Aderholt                              Date: August 24, 2006
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     Gary D. Aderholt
     Corporate Controller
     (Principal Accounting Officer)








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